UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  September 22, 2009

(Date of Earliest Event Reported)

1st Pacific Bancorp

(Exact Name of Registrant as Specified in its Charter)

California	001-33890	20-5738252
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of Incorporation)	Number)	Identification No.)

9333 Genesee Avenue, Suite 300, San Diego, California 92121

(Address of principal executive offices)

(858) 875-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01.                                          Other Events

On September 22, 2009, 1st Pacific Bancorp announced that its board of directors has set the date of the 2009 Annual Meeting of Shareholders as Wednesday, December 16, 2009. A copy of the related press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1     Press Release issued by 1st Pacific Bancorp on September 22, 2009.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

1st Pacific Bancorp, FB Bancorp and First Business Bank, National Association, intend to file and furnish to their respective shareholders a joint proxy statement/prospectus concerning the mergers contemplated in the Agreement. Shareholders of 1st Pacific Bancorp, FB Bancorp and First Business Bank, National Association, are advised to read the joint proxy statement/prospectus when it is finalized and distributed because it will contain important information. Shareholders of 1st Pacific Bancorp, FB Bancorp and First Business Bank, National Association, will be able to obtain a copy of the joint proxy statement/prospectus and other relevant documents filed with the SEC free-of-charge from the SEC’s web site at www.sec.gov or by directing a request by mail to the following:

If a shareholder of 1st Pacific Bancorp:                                   Corporate Secretary

1st Pacific Bancorp

9333 Genesee Avenue, Suite 300

San Diego, California 92121

If a shareholder of FB Bancorp or First Business Bank, National Association:

Corporate Secretary

First Business Bank, National Association

12265 El Camino Real, Suite 100

San Diego, CA 92130

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the exhibits hereto, contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this Current Report on Form 8-K are not historical facts, do not constitute guarantees of future performance and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate. These forward-looking statements include, but are not limited to, the effect of interest rate and currency exchange fluctuations; competition in the financial services market for both deposits and loans; the ability to efficiently incorporate acquisitions into current operations; the ability of the two institutions to increase their customer bases; the effect of regulatory and legislative action; regional and general economic conditions; and certain assumptions upon which such forward-looking statements are based. The forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks more fully described in 1st Pacific Bancorp’s most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K. 1st Pacific Bancorp assumes no obligation to update any forward-looking information contained in this Current Report or with respect to the announcements described herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st Pacific Bancorp

Date: September 22, 2009	By:	/s/ James H. Burgess
James H. Burgess
Executive Vice President
Chief Financial Officer
Principal Accounting Officer